UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRI-CONTINENTAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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225 Franklin Street

Boston, Massachusetts 02110

Toll-Free Telephone (800) 345-6611

Notice of Annual Meeting of Stockholders

to be held on April 17, 2013

To the Stockholders:

The 83rd Annual Meeting of Stockholders (the “Meeting”) of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), will be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 17, 2013, at 1 p.m., local time, for the following purposes:

(1)	To elect two Directors, each to hold office until the 2016 Annual Meeting of Stockholders and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on February 19, 2013 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 480 Washington Blvd, 26th Floor, Jersey City, New Jersey 07310, or by telephone at 1-866-316-3922.

By order of the Board of Directors,

Christopher O. Petersen

Secretary

Dated: Minneapolis, MN, February 25, 2013

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

February 25, 2013

225 Franklin Street

Boston, Massachusetts 02110

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 17, 2013

This Proxy Statement is furnished to you in connection with the solicitation of proxies by Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Corporation”), to be used at the 83rd Annual Meeting of Stockholders (the “Meeting”) to be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 17, 2013 at 1 p.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about February 25, 2013.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the two Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Corporation prior to the Meeting, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on February 19, 2013 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the “Preferred Stock”), each share being entitled to two votes, and 62,924,817 shares of common stock, par value $0.50 (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the votes.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the

Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Corporation. Columbia Management also serves as administrative services agent to the Corporation and provides or compensates others to provide administrative services to the Corporation and the other funds in the Columbia Family of Funds. Columbia Management is located at 225 Franklin Street, Boston MA 02110, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Columbia Management Investment Services Corp. (“CMIS”) serves as the Corporation’s stockholder servicing agent. CMIS is an affiliate of Columbia Management. The principal address of CMIS is 225 Franklin Street, Boston, MA 02110. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-345-6611.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to CMIS at Tri-Continental Corporation, P.O. Box 8099 Boston, MA 02266-8099 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-345-6611. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Election of Directors

(Proposal 1)

The Corporation’s stockholders elect members of the Corporation’s Board of Directors (the “Board”) that oversee the Corporation’s operations. The Board is presently comprised of eight Directors. Under the current Board policy, members generally serve until the end of the Board meeting following the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board. The Board is divided into three classes, two of which currently consist of three Directors, and one of which currently consists of two Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.

At the Meeting, two Directors are to be elected. Messrs. Leroy C. Richie and William F. Truscott, each of whose current term will expire at the 2013 Meeting, have been unanimously recommended by the Board Governance Committee of the Board and the Board for election to the class whose term will expire in 2016 and when their successors are elected and qualify. The holders of the Corporation’s Common Stock and Preferred Stock vote together as a single class on the election of directors.

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Messrs. Richie and Truscott. Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board recommend.

Background information regarding Messrs. Richie and Truscott, as well as the other Directors of the Corporation, follows. Each member, except Mr. Truscott, currently oversees 152 portfolios in the Columbia Family of Funds managed by Columbia Management, including the Corporation, with Mr. Truscott overseeing 204 portfolios.

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Independent Director Nominee

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	2013-2016; Board member since 2000	Counsel, Lewis & Munday, P.C. since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1983-1997	Lead Outside Director,
Digital Ally, Inc. (digital
imaging) since

September 2005;
Director, Infinity, Inc.
(oil and gas exploration
and production) since
1994; Director, OGE
Energy Corp. (energy
and energy services)
since November 2007;
Other funds in the
Columbia Family of
Funds since 2000

Compliance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Interested Director Nominee*

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	2013-2016; Board member and Senior Vice President since November 2008	President, Columbia
Management Investment
Advisers, LLC since February
2012 (previously President,
Chairman of the Board and
Chief Investment
Officer, 2001-April 2010);
Chief Executive Officer,
Global Asset Management,
Ameriprise Financial, Inc.
since September 2012

(previously Chief Executive
Officer, U.S. Asset
Management & President,
Annuities, May 2010-September
2012 and President — U.S.
Asset Management and Chief
Investment Officer, 2005-
April 2010); President and Chief
Executive Officer, Ameriprise
Certificate Company, 2006-
August 2012, Chief Executive
Officer, Columbia Management
Investment Distributors, Inc.
since February 2012 (previously
Chairman of the Board and
Chief Executive Officer, 2008-
April 2010); Chairman of the
Board and Chief Executive
Officer, Riversource
Distributors, Inc. since 2006

Other funds in the
Columbia Family of
Funds since 2001;
Chairman of the
Board, Columbia
Management
Investment
Advisers, LLC
since May 2010;
Director, Columbia
Management
Investment
Distributors, Inc.
since May 2010;
Director,
Ameriprise
Certificate
Company, 2006-
			January 2013	None

*	Interested person by reason of being an officer, director, security holder and employee of Columbia Management and/or Ameriprise Financial.

Other Directors

The other Directors of the Corporation who are not standing for election in 2013 are:

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Independent Directors

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	2012-2015; Board member since November 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the Columbia Family of Funds since 2006; Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	2012-2015; Board member since November 2008	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003	Other funds in the Columbia Family of Funds since 2007	Audit, Executive, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	2012-2015; Board member since November 2008	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); President, Aquila Biopharmaceuticals, 1996-2000	Director, Healthways,
Inc. (health and well-
being improvement)
since 2005; Director,
ICI Mutual Insurance
Company, RRG since
2011; Director, Abt
Associates (government
contractor) since 2001;
Director, Boston
Children’s Hospital
			since 2002	Audit, Executive, Investment Review

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	2011-2014; Board member since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976	Other funds in the Columbia Family of Funds since 2004	Audit, Compliance, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	2011-2014; Board member and Chair of Board since November 2008	President Emeritus and Professor of Economics Emeritus, Carleton College	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002; other funds in the Columbia Family of Funds since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	2011-2014; Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2012; Other funds in the Columbia Family of Funds since 2004	Board Governance, Contracts, Executive, Investment Review

Beneficial Ownership of Shares of the Corporation and Columbia Family of Funds

As of December 31, 2012, each Director (and Nominee) beneficially owned shares of the Corporation and other investment companies in the Columbia Family of Funds as follows:

Name of Director/Nominee	Dollar Range of Equity Securities Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen or to be Overseen by Director or Nominee of Columbia Family of Funds
Independent Directors/Nominees
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	Over $100,000
Patricia M. Flynn	$10,001-$50,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	Over $100,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000

Interested Director/Nominee
William F. Truscott	$10,001-$50,000	Over $100,000

As of December 31, 2012, all Directors and officers of the Corporation as a group beneficially owned less than 1% of the Corporation’s Common Stock, and did not own shares of the Corporation’s Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2012, purchases by Mr. David King (one of the Corporation’s portfolio managers) on two separate dates were reported after two business days as required. Due to administrative oversight, a late Form 3 was filed for Mr. Todd White, head of Alternative and Absolute Investments for the Manager.

Board Committees

The Board is chaired by an independent Director who has significant additional responsibilities compared to the other board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters with the Corporation’s Chief Compliance Officer, counsel to the independent Directors, and representatives of the Corporation’s service providers and overseeing Board Services Corporation. The Board initially approved the Corporation’s investment management services agreement (the “Management Agreement”) and other contracts with the Manager and its affiliates, and other service providers. The Management Agreement was most recently re-approved by the Board at a meeting held in April 2012. The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees the Corporation’s risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The Board of Directors met 9 times during the year ended December 31, 2012. The Board has organized the following standing committees to facilitate its work: Audit Committee, Board Governance Committee,

Compliance Committee, Contracts Committee, Executive Committee and Investment Review Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (i.e., they are independent directors). The table above providing biographical and other information about each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee.    This committee recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Corporation and other funds in the Columbia Family of Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 6 times during the year ended December 31, 2012.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, Columbia Family of Funds, 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The committee will consider only one candidate submitted by such a stockholder or group for nomination for election at a meeting of stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.columbiamanagement.com.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accord particular weight to the individual professional background of each independent Director, as encapsulated in their biographies included above.

The Board believes that the Corporation is well-served by a Board that consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Carlton	NY			X	X			X
Flynn	MA						X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Taunton-Rigby	MA	X		X				X

With respect to the directorship of Mr. Truscott, who is not an independent Director, the committee and the Board have concluded that having a senior member of the Manager serve on the Board can facilitate the independent Directors’ increased access to information regarding the Manager, which is the Corporation’s most significant service provider.

Compliance Committee.    This committee supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 5 times during the year ended December 31, 2012.

Contracts Committee.    This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation. This committee also reviews and considers, on behalf of all Directors, the Corporation’s investment advisory and administrative services contracts to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 6 times during the year ended December 31, 2012.

Executive Committee.    This committee acts, as needed, for the Board between meetings of the Board. This committee met once during the year ended December 31, 2012.

Investment Review Committee.    This committee reviews and oversees the management of the Corporation’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 6 times during the year ended December 31, 2012.

Audit Committee.    This committee oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting and oversees the quality and integrity of the Corporation’s financial statements and independent audits, as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the Corporation’s risks by, among other things, meeting with the management’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation’s Disclosure Controls and Procedures. This Committee acts as a liaison between the independent auditors and the full Board of Directors and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at www.columbiamanagement.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 20, 2013, is attached to this Proxy Statement as Appendix 1. This committee met 8 times during the year ended December 31, 2012.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Suite 2801, Minneapolis, Minnesota 55402, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Mr. Truscott who is a Senior Vice President, is as follows:

Name, Address, Year of Birth	Position with Corporation and Length of Time Served*	Principal Occupation During Last Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President since May 2010

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 — January 2009; Treasurer, Columbia Funds,

October 2003 — May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since November 2008

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009; Vice President, Columbia Funds since

May 2010

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer and Chief Financial Officer since January 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Name, Address, Year of Birth	Position with Corporation and Length of Time Served*	Principal Occupation During Last Five Years

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President since April 2011; Chief Legal Officer since November 2008; Assistant Secretary since June 2011	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005 — April 2010); Senior Vice President and Chief Legal Officer, Columbia Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Columbia Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 — April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Columbia Funds since 2012; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America,

2005 — 2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of the former RiverSource Funds, January 2007 — April 2011 and of the former Nations Funds, May 2010 — 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President and Assistant Treasurer since April 2011	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998 — May 2010

Name, Address, Year of Birth	Position with Corporation and Length of Time Served*	Principal Occupation During Last Five Years

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 — April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011; Assistant Secretary since November 2008	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since February 2013 (formerly Vice President and Chief Counsel, January 2010 — February 2013 and Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008 — November 2008 (previously Managing Director and Associate General Counsel January 2005 — July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011; Assistant Secretary since May 2010	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

Total Directors’ fees paid by the Corporation to the independent Directors for the year ended December 31, 2012 were as follows (such Board member compensation does not reflect changes made to the payment methodology in 2013, which reduces the Corporation’s allocable share paid to Board members):

Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8(c)	Directors and Members of Committees and Sub-Committees	$66,573

The attendance, retainer, committee and/or sub-committee fees paid to a Director of the Corporation and from all funds in the Columbia Family of Funds (in their capacity as director/trustee of such funds) during the year ended December 31, 2012 was as follows:

Name	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From Corporation and Columbia Family of Funds(a)
Kathleen Blatz	$8,609	-0-	$250,000
Pamela G. Carlton(b)	8,432	-0-	237,500
Patricia M. Flynn(b)	9,686	-0-	247,500
Stephen R. Lewis, Jr.(b)	6,062	-0-	430,000
John F. Maher(b),(c)	5,090	-0-	185,000
Catherine James Paglia	9,500	-0-	255,000
Leroy C. Richie	9,686	-0-	252,500
Alison Taunton-Rigby	9,508	-0-	255,000

(a)

For the year ended December 31, 2012, there were 152 portfolios in the Columbia Family of Funds, including the Corporation, overseen by the Directors, except for Mr. Truscott, who served 204 portfolios.

(b)

Ms. Carlton, Ms. Flynn, Mr. Lewis, Mr. Maher, Ms. Paglia and Ms. Taunton-Rigby elected to defer a portion of the total compensation payable during the period in the amount of $5,000, $123,750, $43,000, $185,000, $127,500 and $153,000, respectively.

(c)	Mr. Maher ceased serving as a member of the Board effective October 2012.

No compensation is paid by the Corporation or other funds in the Columbia Family of Funds to Directors or officers of the Corporation or other funds in the Columbia Family of Funds, as applicable, who are employees or officers of the Manager or its affiliates.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to set their compensation from the Columbia fund complex at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers), which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to the other independent Board members.

The independent Board members, other than the Board Chairman, are paid an annual retainer of $190,000 with respect to all funds in the Columbia Family of Funds overseen by them, $10,000 of which is allocated from the Corporation and one other closed-end fund (collectively, the “Closed-End Funds”) based, in part, on the relative assets of the Closed-End Funds. The Independent Trustees also receive the following compensation from funds in the Columbia Family of Funds other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $430,000, of which $10,000 allocated from the Closed-End Funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more of the funds in the Columbia Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Election of Each of the Nominees to Serve as Director of the Corporation.

Ratification of Selection of Independent Registered Public Accounting Firm

(Proposal 2)

At a meeting held on June 14, 2012, the Board, upon recommendation of the Corporation’s Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Corporation and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012, which were completed in September 2012. The Corporation did not consult with PwC during the fiscal years ended December 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Corporation as of and for the fiscal years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Corporation and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Neither the Corporation’s Charter nor its Bylaws require that stockholders ratify the selection of PwC as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Corporation.

PwC has audited the 2012 annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. PwC has also rendered audit and non-audit services to the Manager and other entities controlling, controlled by, or under common control with Columbia Management (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by PwC to the Corporation of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Unless as otherwise indicated, aggregate fees billed to the Fund for professional services provided to the Corporation for a portion of 2012 by PwC and for 2011 and a portion of 2012 by Ernst & Young were as follows:

	2012	2011
AUDIT FEES*	$37,000	$61,987
AUDIT-RELATED FEES*	400	375
TAX FEES* ALL OTHER FEES*	4,064 —	4,064 —

*	100% of the services performed during 2012 and 2011 were pre-approved by the Audit Committee.

Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are fees for additional audit-related services rendered related to the Corporation’s semi-annual financial statement review. Tax fees include amounts related to tax compliance services rendered for the Corporation. “All Other Fees” include additional professional services rendered for the Corporation.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Corporation by the independent auditor. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Corporation and such services are directly related to the operations and financial reporting of the Corporation. With respect to Ernst & Young, amounts pre-approved for such services were $311,826 and $185,323 in 2012 and 2011, respectively, for internal control reviews, subscription to a tax database and tax consulting services. Fiscal year 2012 includes fees billed for the review of documentation around a change in independent accountant. Fiscal year 2011 includes fees billed for the review of yield calculations. With respect to PwC, amounts pre-approved for such services were $90,000 in 2012 for audit related services for an internal controls review. The Audit Committee generally delegated pre-approval authority to Ms. Carlton (the Committee Chair). Any pre-approval decisions are reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Ratification of the Selection of PricewaterhouseCoopers LLP as

Independent Registered Public Accounting Firm for the Corporation.

Other Matters

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than October 29, 2013. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than September 30, 2013 and no later than 5:00 P.M., Eastern time, October 29, 2013 to be eligible for presentation at the 2014 Annual Meeting. The Corporation’s Bylaws require that certain information must be provided by the stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

Expenses

The Corporation will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Corporation, the Manager, Columbia Management Investment Distributors, Inc. and CMIS, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Inc., 480 Washington Blvd, 26th Floor, Jersey City, New Jersey 07310, to assist in soliciting proxies for a fee of $10,000, plus expenses.

By order of the Board of Directors,

Christopher O. Petersen
Secretary

It is important that your shares be voted promptly. All stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

TRI-CONTINENTAL CORPORATION

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Corporation’s Board of Directors (“Board”) at the November 2012 meeting. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Corporation and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Corporation’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Corporation’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to prepare this report. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Corporation. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, Auditor’s Communication with Those Charged with Governance, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Corporation’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Corporation is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Corporation and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Corporation in the Corporation’s annual report to stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Pamela G. Carlton

Patricia M. Flynn

Alison Taunton-Rigby

As approved on February 20, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

Managed by

COLUMBIA MANAGEMENT

INVESTMENT ADVISERS, LLC,

A WHOLLY OWNED SUBSIDIARY OF

AMERIPRISE FINANCIAL, INC.

SL-9912-11 A (2/13)

Notice of Annual Meeting of Stockholders and Proxy Statement

April 17, 2013 1 p.m.

The Marquette Hotel 710 Marquette Avenue Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

Please detach at perforation before mailing.

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy

Card and return in the

postage-paid envelope

VOTE IN PERSON

Attend Stockholder Meeting

710 Marquette Avenue

Minneapolis, MN 55402

on April 17, 2013

TRI-CONTINENTAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 17, 2013

The undersigned stockholder of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), hereby appoints Stephen R. Lewis, JR., Scott R. Plummer, Christopher O. Petersen, Joseph D’Alessandro and Paul B. Goucher (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments or postponements thereof (the “Meeting”), to be held at 1 p.m., local time, on April 17, 2013, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should

Signature and Title, if applicable

sign. When signing in a representative capacity, please give title.

Signature (if held jointly)

Date TCC_24400_021913

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 17, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/col-24400

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” PROPOSAL 2.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

FOR WITHHOLD FOR ALL

ALL ALL EXCEPT

1. To elect two Directors:

FOR AGAINST ABSTAIN

01. Leroy C. Richie 02. William F. Truscott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposal in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TCC_24400_021913